Exhibit 99.1

Synacor Agrees to be Acquired by Centre Lane Partners

Transaction Values Company at Approximately $92 Million;

Centre Lane to Commence Tender Offer to acquire Synacor at $2.20 Per Share in Cash

BUFFALO, N.Y., February 11, 2021 – Synacor, Inc. (Nasdaq: SYNC), a leading provider of cloud-based Collaboration and Identity Management software and services serving global enterprises, video, internet and communications providers, and governments, today announced that it has entered into a definitive agreement and plan of merger with an affiliate of Centre Lane Partners, LLC, a New York-based private investment firm, to be acquired in an all-cash transaction that values Synacor at approximately $92 million.

Under the terms of the agreement, Centre Lane will commence a tender offer to acquire all of the outstanding common shares of Synacor for $2.20 in cash per share. This represents a 29% premium to the 60-day volume weighted average stock price as of February 10, 2021. Synacor’s Board of Directors has unanimously approved the agreement.

Himesh Bhise, Chief Executive Officer of Synacor, commented “Partnering with Centre Lane, a firm with $2 billion of capital under management and an established track record of helping software companies scale, provides our stockholders with compelling value while benefiting our customers and employees. Our Board of Directors has thoroughly and carefully considered our alternatives and believes the Centre Lane proposal is the best path forward for the company. The Synacor team looks forward to working with Centre Lane to scale the business and deepen our value proposition to customers.”

“We are thrilled to support the continued growth and evolution of Synacor,” said Kenneth Lau, Managing Director of Centre Lane. “Himesh and his team have transformed Synacor into a world-class Enterprise SaaS company, while absorbing the costs and navigating the requirements of being publicly traded. We look forward to combining our expertise and capital resources with Synacor’s talented team to further enhance its Identity, Collaboration and Advertising products, expand its customer pipeline and scale the business.”

Under the terms of the agreement, Centre Lane will commence a tender offer to acquire all issued and outstanding shares of Synacor common stock for $2.20 per share in cash. The transaction is subject to customary closing conditions and regulatory approvals, including the tender of a majority of the issued and outstanding shares of Synacor common stock. Centre Lane has committed capital to complete the transaction and receipt of financing by Centre Lane is not a condition to closing. Centre Lane has also entered into tender and support agreements with certain stockholders represented on the Synacor Board, under which they have committed to tender all of their Synacor shares in the tender offer, which represent approximately 18% of Synacor’s issued and outstanding shares.

Following completion of the tender offer, Centre Lane will acquire all remaining shares of Synacor at the same price of $2.20 per share in cash through a second-step merger. The closing of the transaction is expected to take place during or prior to the second quarter of 2021. Following completion of the transaction, Synacor’s common stock will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934, as amended.

Canaccord Genuity is serving as financial advisor and Gunderson Dettmer is serving as legal advisor to Synacor. Thompson Hine LLP is serving as legal counsel to Centre Lane.

Additional details about the agreement will be contained in a Current Report on 8-K to be filed by Synacor with the U.S. Securities and Exchange Commission (the “SEC”).

About Synacor

Synacor (Nasdaq: SYNC) is a cloud-based software and services company serving global video, internet and communications providers, device manufacturers, governments and enterprises. Synacor’s mission is to enable its customers to better engage with their consumers. Its customers use Synacor’s technology platforms and services to scale their businesses and extend their subscriber relationships. Synacor delivers managed portals, advertising solutions, email and collaboration platforms, and cloud-based identity management. For more information, please visit www.synacor.com

About Centre Lane

Founded in 2007, Centre Lane is a private investment firm that invests in the equity and debt of middle market companies in North America. Centre Lane employs a flexible strategy that approaches situations with a solutions orientation, and seeks to partner with strong management teams that can benefit from patient, long-term capital and Centre Lane’s operational, financial and strategic expertise and support. For more information, visit https://centrelanepartners.com.

Important Information

The proposed tender offer for the outstanding common shares of Synacor described above has not yet commenced. This communication is for informational purposes only and is not a recommendation, an offer to purchase or a solicitation of an offer to sell common shares of Synacor. The solicitation and offer to buy shares of Synacor’s common stock will only be made pursuant to the tender offer materials that Centre Lane intends to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, Centre Lane will file a tender offer statement and related exhibits with the SEC and Synacor will file a solicitation/recommendation statement with respect to the tender offer. INVESTORS AND STOCKHOLDERS OF SYNACOR ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON SHARES OF SYNACOR. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that Centre Lane files with the SEC will be made available to all stockholders of Synacor free of charge from the information agent for the tender offer. The solicitation/recommendation statement and the other documents filed by Synacor with the SEC will be made available to all stockholders of Synacor free of charge at www.synacor.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements and projections within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” or “should,” or the negative of these words and other terms of similar meaning. Forward-looking statements in this release include, without limitation, statements regarding the potential benefits of the proposed transaction, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors that could cause actual results and events to differ materially from those discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing of the tender offer; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Synacor will be made; (iv) uncertainty surrounding how many of Synacor’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (ix) other factors as set forth from time to time in Synacor’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as the Schedule TO and related tender offer documents to be filed by Centre Lane and the solicitation/recommendation statement to be filed by Synacor. Therefore, you should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts

Investor Contact:

Rob Fink

FNK IR

rob@fnkir.com

(646) 809-4048

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